The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Pool Data

Data Entry Rules:

1. Only enter data in the fields highlighted in purple.

2. Please enter 0 for blanks.

3. Bucket the data using best fit rules.

Pool Summary
Total Issue Balance (USD)	1,013,499,897
Original Mortgage Pool Balance (USD)	1,014,316,534
Current Mortgage Pool Balance (USD)	1,013,499,897
Total Number of Loans	2,857
Average Loan Balance (USD)	354,743
1st lien (%age)	100.0%
2nd lien (%age)	0.0%
WA FICO	711
- Minimum FICO	584
- Maximum FICO	839
WA LTV	73.4%
- Minimum LTV	15.3%
- Maximum LTV	98.2%
WA DTI	35.8%
- Minimum DTI	0.7%
- Maximum DTI	59.4%
WA Age (Months)	0
WA Remaining Term (Months)	360
Aquired Loans
North California (% of Pool)	24.2%
South California (% of Pool)	38.2%

North California
% of State	38.82
WA FICO	712
- Minimum FICO	605
- Maximum FICO	839
WA LVT	73.8
- Minimum LTV	28.98
- Maximum LTV	90
Highest Zip-Code Density (% of State)	0.70%
Zip-Code with Highest Density	95076

South California
% of State	61.2
WA FICO	712
- Minimum FICO	584
- Maximum FICO	824
WA LVT	72.02
- Minimum LTV	18.46
- Maximum LTV	98.19
Highest Zip-Code Density (% of State)	0.92%
Zip-Code with Highest Density	92253

Classification	Total	Check
Mortgage Type	1,013,499,897	_
Loan-to-Value	1,013,499,897	_
FICO	1,013,499,897	_
Purpose	1,013,499,897	_
Occupancy	1,013,499,897	_
Loan Balance	1,013,499,897	_
Property Type	1,013,499,897	_
Documentation Type	1,013,499,897	_
Fixed Period	1,013,499,897	_
Debt-to-Income Ratio	1,013,499,897	_
Geographic Distribution	1,013,499,897	_

Per Annum Fees

Servicer Fees

Cost of Carry

Pool Data

Data Entry Rules:

1. Only enter data in the fields highlighted in purple.

2. Please enter 0 for blanks.

3. Bucket the data using best fit rules.

Mortgage Type	WA LTV	WA FICO	Balance
Classic 30yr FRM
Classic 15yr FRM
Classic ARM	73.41	711.00	1,013,499,897.13
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature

LTV	WA LTV	WA FICO	Balance
0.01-20.00	17.72	723.00	390,000.00
20.01-25.00	22.37	743.00	766,000.00
25.01-30.00	27.48	728.00	1,045,808.46
30.01-35.00	32.05	754.00	5,050,522.50
35.01-40.00	37.95	723.00	7,094,017.33
40.01-45.00	43.10	734.00	4,983,099.46
45.01-50.00	48.14	716.00	20,426,040.98
50.01-55.00	53.35	737.00	26,827,441.27
55.01-60.00	57.98	709.00	48,822,821.52
60.01-65.00	63.43	722.00	70,378,103.70
65.01-70.00	68.76	715.00	102,635,056.63
70.01-75.00	73.96	710.00	171,607,531.01
75.01-80.00	79.51	708.00	535,177,905.02
80.01-85.00	83.01	713.00	1,151,442.73
85.01-90.00	89.74	701.00	5,848,502.87
90.01-95.00	94.75	690.00	10,973,553.65
95.01-100.00	98.19	705.00	322,050.00

Pool Data

Data Entry Rules:

1. Only enter data in the fields highlighted in purple.

2. Please enter 0 for blanks.

3. Bucket the data using best fit rules.

	FICO	WA LTV	WA FICO	Balance
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
581 - 600		78.05	590.00	1,442,765.00
601 - 620		76.52	614.00	5,287,307.07
621 - 640		75.96	632.00	44,248,266.28
641 - 660		73.87	651.00	76,773,556.23
661 - 680		75.23	670.00	150,257,969.90
681 - 700		73.45	690.00	164,748,412.66
701 - 720		73.55	710.00	150,770,957.34
721 - 740		73.74	730.00	132,446,545.00
741 - 760		71.79	749.00	113,986,424.18
761 - 780		72.40	770.00	98,719,844.89
781 - 800		70.49	788.00	61,063,235.75
801 - 820		69.54	808.00	12,091,362.83
> 820		67.87	828.00	1,198,600.00
Unknown		74.99	0.00	464,650.00

Pool Data

Data Entry Rules:

1. Only enter data in the fields highlighted in purple.

2. Please enter 0 for blanks.

3. Bucket the data using best fit rules.

LTV	MIG%	WA FICO	Balance with MIG
0.01-20.00	0	723	0
20.01-25.00	0	743	0
25.01-30.00	0	728	0
30.01-35.00	0	754	0
35.01-40.00	0	723	0
40.01-45.00	0	734	0
45.01-50.00	0	716	0
50.01-55.00	0	737	0
55.01-60.00	0	709	0
60.01-65.00	0	722	0
65.01-70.00	0	715	0
70.01-75.00	0	710	0
75.01-80.00	0	708	0
80.01-85.00	81.22	713	935163
85.01-90.00	100	701	5848503
90.01-95.00	100	690	10973554
95.01-100.00	100	705	322050

Purpose	WA LTV	WA FICO	Balance
Purchase	76.91	719.00	395,050,068.46
Cash-Out/Refinancing	70.41	707.00	402,788,812.70
Refinancing	72.60	706.00	215,661,015.97
Occupancy	WA LTV	WA FICO	Balance
Owner	73.64	709.00	827,959,227.48
Investment	72.54	725.00	148,582,466.75
2nd Home	71.85	721.00	36,958,202.90

Pool Data

Data Entry Rules:

1. Only enter data in the fields highlighted in purple.

2. Please enter 0 for blanks.

3. Bucket the data using best fit rules.

	Loan Balance	WA LTV	WA FICO	Balance
<$200,000		73.88	714.00	105,377,747.27
<$400,000		74.29	707.00	372,971,247.20
<$600,000		75.86	711.00	281,547,908.72
>$600,000		69.19	717.00	253,602,993.94
	Property Type	WA LTV	WA FICO	Balance
SFR		73.07	708.00	603,453,795.19
PUD		73.53	715.00	247,403,510.67
CND		75.02	718.00	110,225,330.97
2-4 Family		73.46	720.00	52,417,260.30
	Documentation Type	WA LTV	WA FICO	Balance
Full		75.64	703.00	167,095,746.94
Reduced		72.60	714.00	773,092,636.13
SISA
NISA
NINA		53.13	692.00	467,848.11
NAV
No Ratio
Alt		77.05	707.00	72,843,665.95

Pool Data

Data Entry Rules:

1. Only enter data in the fields highlighted in purple.

2. Please enter 0 for blanks.

3. Bucket the data using best fit rules.

Fixed Period (Months)	WA LTV	WA FICO	Balance
1	73.49	711.00	946,756,158.22
3	72.32	712.00	66,743,738.91
6
12
24
36
60
84
>=120

DTI	WA LTV	WA FICO	Balance
0.01 - 5.00	64.41	760.00	1,957,325.10
5.01 - 10.00	60.33	745.00	9,822,559.03
10.01 - 15.00	73.45	712.00	10,062,495.52
15.01 - 20.00	72.03	726.00	30,773,400.24
20.01 - 25.00	71.80	711.00	57,464,733.90
25.01 - 30.00	72.33	719.00	118,360,419.88
30.01 - 35.00	72.10	718.00	178,706,730.46
35.01 - 40.00	73.78	706.00	292,041,880.91
40.01 - 45.00	75.34	706.00	205,429,951.60
45.01 - 50.00	75.71	710.00	69,697,196.33
50.01 - 55.00	72.65	709.00	32,666,801.25
> 55.00	73.97	700.00	3,101,761.54
Unknown	73.80	700.00	3,414,641.37

Pool Data

Data Entry Rules:

1. Only enter data in the fields highlighted in purple.

2. Please enter 0 for blanks.

3. Bucket the data using best fit rules.

	Geographic Distribution	WA LTV	WA FICO	Balance
AK		78.99	764.00	949,438.87
AL		72.90	705.00	73,330.00
AR		80.00	675.00	188,079.50
AS
AZ		77.02	710.00	25,856,397.53
CA		72.73	712.00	632,899,769.33
CO		74.40	706.00	25,177,115.64
CT		75.59	695.00	7,343,749.91
CZ
DC		78.36	750.00	2,451,396.32
DE		68.26	707.00	554,675.02
FL		74.36	715.00	86,604,781.39
GA		79.12	717.00	5,705,600.33
GU
HI		65.75	717.00	9,015,467.15
IA
ID		67.10	744.00	5,927,473.75
IL		73.63	715.00	14,653,486.78
IN		78.72	692.00	3,608,692.50
KS		80.00	670.00	203,513.86
KY		78.30	677.00	228,653.80
LA		74.43	688.00	1,952,505.29
MA		74.51	691.00	16,313,286.94
MD		76.83	702.00	3,799,364.92
ME
MI		74.93	703.00	10,525,429.16
MN		77.50	699.00	4,183,466.98
MO		76.24	705.00	925,747.97
MS
MT		69.67	702.00	564,148.91
NC		74.54	718.00	3,922,207.45
ND		80.00	656.00	220,000.00
NE		80.00	799.00	112,000.00
NH		79.49	692.00	768,600.00
NJ		74.04	710.00	12,798,409.07
NM		75.89	687.00	1,561,451.01
NV		74.70	708.00	44,710,044.74
NY		70.08	696.00	11,903,501.68
OH		78.49	698.00	5,418,938.81
OK		57.53	768.00	1,366,680.67
OR		73.99	723.00	9,999,808.95
OT
PA		77.78	745.00	3,786,575.44
PR
RI		75.35	675.00	1,666,692.43
SC		80.00	777.00	1,380,479.00
SD
TN		75.36	695.00	1,385,564.95
TT
TX		77.23	722.00	7,332,442.30
UT		77.54	715.00	6,534,458.23
VA		72.64	704.00	12,558,368.77
VI
VT
WA		75.17	716.00	23,957,329.96
WI		78.70	694.00	2,006,628.04
WV		78.64	696.00	404,143.78
WY